SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2000
                                                 -------------------------------



                                TOYS "R" US, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                 1-11609               22-3260693
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



           461 From Road, Paramus, New Jersey                    07652
--------------------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (201) 262-7800
                                                   -----------------------------




--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS.

            Filed herewith is a copy of the press release, dated March 20, 2000, issued by Toys "R" Us, Inc. announcing a proposed initial public offering in Japan of shares of Toys "R" Us - Japan, Ltd.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  (99)     Press Release, dated March 20, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOYS "R" US, INC.

                                        By: /s/ Louis Lipschitz
                                            ----------------------------------
                                            Louis Lipschitz
                                            Executive Vice President and Chief
Dated: April 5, 2000                        Financial Officer

                                TOYS "R" US, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.          DESCRIPTION
-----------          -----------

(99)                 Press Release, dated March 20, 2000.